EXHIBIT 10.3

***Text Omitted and Filed Separately with the Securities and Exchange

Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

[Amylin Letterhead]

February 11, 2010

Baxter Pharmaceutical Solutions LLC

927 South Curry Pike

Bloomington, Indiana 47403

Attn:  Brik Eyre

Re:	Commercial Supply Agreement between Baxter Pharmaceutical Solutions LLC (“Baxter”) and Amylin Pharmaceuticals, Inc. (“Amylin”) dated as of March 2, 2005 (the “Agreement”) for Symlin (“Product”)

Dear Brik:

This letter will confirm that Amylin and Baxter have agreed to amend the Agreement (i) to delete in its entirety the Annual Obligation for Year Five (calendar year 2009) such that Amylin shall have no further obligation to purchase from Baxter an Annual Obligation for calendar year 2009 and (ii) to add a requirement for Amylin to pay to Baxter a minimum of [***] in calendar year 2010, which requirement may be satisfied by (a) the purchase by Amylin of Product under the Agreement or (b) the purchase by Amylin of any other product or service under another agreement, or (c) the payment to Baxter in [***] of [***], provided, however, for (b) and (c) that if such other product or service is subject to a minimum annual obligation for calendar year 2010 in place as of the date of this letter agreement, then such payment shall satisfy the requirement under this letter agreement only to the extent such payment exceeds the minimum annual obligation for [***].

Unless otherwise stated in this letter agreement, each capitalized term shall have the same meaning ascribed to it in the Agreement.  This letter contains the entire understanding and agreement between Baxter and Amylin and supersedes all prior agreements and understandings relating to the subject matter hereof.  Except as expressly stated in this letter agreement, the Agreement remains unchanged and in full force and effect in accordance with its terms.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange

Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Kindly confirm your agreement to the above provisions by counter-signing this letter below. Thank you for your prompt assistance with this matter.

Yours sincerely,

Amylin Pharmaceuticals, Inc.

/s/ David Banks
David Banks, VP Manufacturing

ACKNOWLEDGED AND AGREED:

Baxter Pharmaceutical Solutions LLC

By:	/s/ Birk V. Eyre

Name:	Birk V. Eyre

Title:	General Manager